UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A (Amendment No. 1)
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):	August 1, 2018
Shutterstock, Inc. (Exact name of registrant as specified in its charter)

Delaware	001-35669	80-0812659
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Fifth Avenue, 21st Floor New York, New York 10118 (Address of principal executive offices)	10118 (Zip Code)
(646) 710-3417 (Registrant’s telephone number, including area code) Not Applicable (Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE
This Amendment No. 1 to Shutterstock, Inc.’s Current Report on Form 8-K originally furnished on August 1, 2018 is being furnished solely to provide an additional slide, titled “Historical Deferred Revenue”, in Exhibit 99.2. No other revisions have been made to Exhibit 99.1 or 99.2.

Item 2.02	Results of Operations and Financial Condition.
 On August 1, 2018, Shutterstock, Inc. (the “Company”) issued a press release announcing its financial results for the fiscal period ended June 30, 2018.  A copy of the press release is furnished as Exhibit 99.1 to this current report and is incorporated herein by reference. In addition, a copy of the presentation slides referenced on the Company’s earnings call at 8:30 a.m. Eastern Time on Wednesday, August 1, 2018 is furnished as Exhibit 99.2 to this current report and incorporated herein by reference.
In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01	Regulation FD Disclosure.
The information provided above in “Item 2.02 Results of Operations and Financial Condition” is incorporated by reference in this Item 7.01.

Item 9.01	Financial Statements and Exhibits.
(d)   Exhibits.
99.1Press release dated August 1, 2018
99.2Presentation slides referenced on the earnings call held by Shutterstock, Inc. on August 1, 2018

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press release dated August 1, 2018

99.2	Presentation slides referenced on the earnings call held by Shutterstock, Inc. on August 1, 2018

SIGNATURE
 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHUTTERSTOCK, INC.

Dated: August 2, 2018	By:	/s/ Steven Berns
Steven Berns
Chief Operating Officer and Chief Financial Officer

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